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EXHIBIT 21.1 - SUBSIDIARIES OF THE REGISTRANT

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
NAME                                                          STATE OF INCORPORATION
----                                                          ----------------------
ShopKo Pharmacies, Inc.                                                Michigan

SVS Trucking, Inc.                                                     Minnesota

ShopKo Properties, Inc.                                                Minnesota

ShopKo Ventures - Duluth, Inc.                                         Minnesota

Penn-Daniels, Incorporated                                             Delaware

Pamida Holdings Corporation                                            Delaware

Pamida, Inc.                                                           Delaware

Seaway Importing Company                                               Nebraska

Pamida Transportation Company                                          Nebraska

Pamida Foundation                                                      Nebraska (non-profit)

ShopKo Holdings, Inc.                                                  Delaware

ProVantage Health Services, Inc.                                       Delaware

PVHS, Inc.                                                             Delaware

Bravell, Inc.                                                          Wisconsin

ProVantage Prescription Management Services, L.L.C.                    Wisconsin Limited
                                                                       Liability Company

ProVantage Vision Management Services, Inc.                            Minnesota

ProVantage Mail Services, Inc.                                         Minnesota

ProVMed, LLC                                                           Wisconsin Limited
                                                                       Liability Company

PharMark Corporation                                                   Delaware

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